UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2026

BLINK CHARGING CO.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-38392	03-0608147
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1489 West Warm Springs Rd, Suite 110, Henderson, Nevada	89014
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (305) 521-0200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	BLNK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously reported, on June 5, 2026, Blink Charging Co. (“Blink” or the “Company”) sold all of the outstanding common stock of Envoy Technologies, Inc. (“Envoy”), which was its electric vehicle car-sharing business, to BladeRanger Ltd. (“BladeRanger”), an unrelated third party, as part of the Company’s strategy to focus its resources on its core electric vehicle charging operations. The Company sold Envoy for consideration of $1.0 million in cash, subject to a post-closing working capital adjustment, and a $12.5 million convertible promissory note issued by Envoy (the “Convertible Note”), which would be settled at the earlier of a qualified liquidity event as defined in the Convertible Note or the maturity date of July 22, 2029, as may be extended two years at the Company’s discretion.

On October 9, 2026, BladeRanger closed on its sale of Envoy to CID HoldCo, Inc. (“CID”). As part of the transaction, the Convertible Note was amended so that instead of converting prior to or in connection with the closing of a qualified liquidity event, the Convertible Note remains outstanding and upon satisfaction of the conversion conditions described below, the Convertible Note will convert into an aggregate of 2,166,667 shares (the “Blink Conversion Shares”) of CID common stock (the “Amended Convertible Note”). The conversion conditions (the “Blink Conversion Conditions”) that must be satisfied are as follows: (i) CID’s stockholders have approved the proposals required under Nasdaq Listing Rules 5635(a), 5635(b) and 5635(d) in connection with the transactions contemplated by the purchase agreement for the sale of Envoy by BladeRanger to CID, including the issuance of the Blink Conversion Shares to the extent required under Nasdaq rules and (ii) a registration statement on Form S-1 (or such other form as may be available to CID) covering the Blink Conversion Shares shall have been declared effective by the SEC and shall be effective and available for the distribution of the Blink Conversion Shares to the holders of the Company’s common stock, pro rata and for no consideration, by way of a dividend or other distribution in kind (“Blink Distribution”). The Blink Conversion Shares shall be issued on the first business day following the date on which the Blink Conversion Conditions have been satisfied or such other date as Blink and CID may agree in writing (the “Blink Conversion Date”). The Blink Conversion Shares will be subject to a lock-up period that commences on the Blink Conversion Date and expires on the earlier of April 1, 2027 and six months following the Blink Conversion Date. The lock-up period will not apply to the Blink Distribution. If the Blink Conversion Date occurs at least ten (10) business days prior to the expiration of the Blink lock-up period and Blink does not consummate the Blink Distribution prior to such expiration, the undistributed Blink Conversion Shares will become subject to the same leak-out restrictions applicable to BladeRanger under the purchase agreement. If the Blink Conversion Conditions are not satisfied before the maturity date of the Amended Convertible Note, Blink will retain its rights under the Amended Convertible Note, including its right to elect conversion at maturity, and the rights and remedies arising upon an event of default remain in effect with respect to any outstanding principal balance. No qualified liquidity event occurring after the closing and prior to the issuance of the Blink Conversion Shares will trigger any additional conversion obligation.

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While any portion of the Amended Convertible Note remains outstanding, and subject to CID’s receipt of the applicable stockholder approval, if (A) CID’s Chief Financial Officer determines in good faith and acting reasonably that CID’s stockholders’ equity, as will be reported in CID’s balance sheet for the most recently completed annual or quarterly period to be filed with the SEC, will be less than $3,000,000, or (B) CID receives any notice, determination or inquiry from Nasdaq relating to its compliance with Nasdaq Listing Rule 5550(b)(1), CID may, on one or more occasions by written notice to the Company, require the conversion of such portion (up to 100%) of the then-outstanding principal amount of the Amended Convertible Note as CID determines in good faith is necessary to cause its stockholders’ equity to equal or exceed $3,000,000 (a “Forced Conversion”). In the case of a Forced Conversion under clause (A), CID must provide the Company with supporting information to the extent reasonably available and at least five (5) business days to object, and, if the parties are unable to resolve any objection within three (3) business days prior to the due date of the applicable periodic report, CID may proceed with the Forced Conversion in an amount not exceeding that set forth in its notice. Prior to CID stockholder approval, a Forced Conversion will be effected solely into shares of Series C Preferred Stock of CID equal to the converted amount divided by the $6.00 stated value of the Series C Preferred Stock and, following stockholder approval, into shares of CID common stock equal to the converted amount divided by the then-applicable conversion price of the Series C Preferred Stock.

The foregoing summary is qualified in its entirety by reference to the full text of the Amended Convertible Note, the First Amendment to Securities Purchase Agreement, the Limited Joinder and Acknowledgement Agreement, and the Registration Rights Agreement executed by Blink on October 9, 2026, copies of which are filed as exhibits to this Current Report on Form 8-K and incorporated by reference herein.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts included in this report that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements. Examples of these forward-looking statements include statements concerning the receipt by CID of stockholder approval, the filing by CID and effectiveness of the resale registration statement, the conversion of the Amended Convertible Note, the issuance of the Blink Conversion Shares, and the occurrence of the Blink Distribution. These forward-looking statements are subject to a number of risks and uncertainties and other factors, all of which are difficult to predict and many of which are beyond our control and could cause actual results to differ materially and adversely from those described in the forward-looking statements.

These risks and uncertainties include, among others: the risk that the Blink Conversion Conditions may not be satisfied within the contemplated timeline or at all, that the Amended Convertible Note may remain outstanding, that a Forced Conversion may occur, that the Company will be able to successfully complete the Blink Distribution, that the market price of shares of CID common stock may fluctuate and/or decrease in value, and that CID may be unable to regain or maintain compliance with Nasdaq’s continued listing requirements; and other factors discussed in the “Risk Factors” section of Blink’s Annual Report on Form 10-K for the year ended December 31, 2025 filed with the Securities and Exchange Commission, and in subsequent periodic reports. Forward-looking statements contained in this Current Report on Form 8-K are made as of this date, and Blink undertakes no duty to update such information except as required under U.S. federal securities law.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	First Amendment to Convertible Promissory Note, entered into as of October 9, 2026, by and among Envoy Technologies, Inc., Blink Charging Co., CID HoldCo, Inc. and solely with respect to certain sections thereof, BladeRanger Ltd.

10.2	First Amendment to Securities Purchase Agreement, entered into as of October 9, 2026, by and among CID HoldCo, Inc., BladeRanger Ltd., Envoy Technologies, Inc. and solely with respect to the provisions applicable to it, Blink Charging Co.

10.3	Limited Joinder and Acknowledgement Agreement, dated as of October 9, 2026, executed by Blink Charging Co. and acknowledged and accepted by CID HoldCo, Inc., BladeRanger Ltd. and Envoy Technologies, Inc.

10.4	Registration Rights Agreement, dated as of October 9, 2026, by and among CID HoldCo, Inc., BladeRanger Ltd. and each of the investors identified on Annex A thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 16, 2026	By:	/s/ Michael Bercovich
Date		Michael Bercovich
Chief Financial Officer

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